                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08265

Morgan Stanley S&P 500 Index Fund
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                    10020
         (Address of principal executive offices)                (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: August 31, 2006

Date of reporting period: August 31, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley S&P 500 Index Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended August 31, 2006

Total Return for the 12 Months Ended August 31, 2006

Class A	Class B	Class C	Class D	S&P 500® Index[1]	Lipper S&P 500 Objective Funds Index[2]
8.24%	7.35%	7.45%	8.46%	8.88%	8.60%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

During the 12 months ended August 31, 2006, the stock market (as measured by the S&P 500® Index) continued its overall advance, gaining 8.88 percent for the period. The major devastation of the U.S. Gulf Coast, spiking oil prices and falling consumer confidence and spending marked a turbulent start to the reporting period, as investors were uncertain about the hurricanes’ longer-term economic toll. However, the economy proved more resilient than expected, and in October and November stocks rallied on improved sentiment. December’s gain was more muted as high gold prices, the auto industry’s lingering troubles and a flattening yield curve weighed on the market. In addition, the Federal Open Market Committee (the ‘‘Fed’’) continued to raise the federal funds target rate at each of its meetings, stoking concerns about the possibility of monetary ‘‘over-tightening.’’

However, the Fed’s comments in its December meeting stirred positive sentiment that the rate increases may not be necessary for much longer. This fuelled a market advance in January, and higher-volatility segments of the market such as small-cap and technology stocks were the beneficiaries of this renewed optimism. Uneven performance characterized the months of February, March and April as investors digested a series of mixed signals from the economic and corporate fronts. Conditions turned volatile in May and June, as the market encountered a steep sell-off amid the Fed’s 16th and 17th consecutive rate increases since June 2004. Its accompanying language did little to soothe investors seeking a respite from monetary tightening, particularly in light of an uptick in inflation and rising commodity prices. July was another choppy month, as oil prices skyrocketed to a new high and signs of a slowing economy were evident in employment, manufacturing and consumer spending data. Moreover, geopolitical tensions flared with North Korea and in the Middle East. At the same time, however, inflation data was better than expected, oil prices did ease and corporate earnings still appeared generally healthy (with notable exceptions in the technology sector). Industrial production and capacity utilization data were also strong. Sentiment turned more optimistic that the Fed would pause its rate increases.

At its August policy meeting, the Fed did leave the federal funds target rate unchanged after two years of

‘‘Standard & Poor's,’’ ‘‘S&P,’’ ‘‘S&P 500,’’ ‘‘Standard & Poor's 500’’ and ‘‘500’’ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

consecutive increases. With economic activity still at a decent pace, headline inflation under control, relief in oil prices and a decline in long-term interest rates, stocks gained back some of the ground lost during the preceding months’ volatility. Furthermore, Microsoft’s announcement of revised terms for its $40 billion share repurchase program was well received by the markets. However, comments from Federal Reserve Board members indicating the possibility of future rate increases worried investors toward the end of the period.

Within the S&P 500 Index, value stocks outperformed growth stocks in the 12-month period. Sectors with a value orientation, such as materials, financials and energy, were among the index’s best performers. In contrast, the performance of the health care and technology sectors — traditionally considered growth-oriented sectors — lagged that of the index average. Mid-capitalization stocks led during the period, followed by large-caps, ending the multi-year dominance of small-cap stocks. In terms of individual company changes within the index, four companies filed for bankruptcy during the 12-month period.

Performance Analysis

Morgan Stanley S&P 500 Index Fund underperformed the S&P 500® Index and the Lipper S&P 500 Objective Funds Index for the 12 months ended August 31, 2006, assuming no deduction of applicable sales charges.

On an absolute return basis, all sectors within the S&P 500 Index had positive performance during the 12-month period except the consumer discretionary sector. The materials sector posted the largest gain, as commodity prices remained high against a backdrop of rising global demand and a strong global economy. The telecommunication services sector also performed well, boosted by the sector’s significant merger and acquisition activity. The third best performing sector was financials. Real estate investment trusts (REITs) drove performance within the sector, benefiting from the environment of low interest rates and increasing real estate values. Diversified financial companies — namely securities brokerages — also advanced due to their capital markets and investment banking exposure.

Conversely, the consumer discretionary sector showed the weakest results. Here, the auto and auto component industries continued to be plagued by bankruptcies, dividend cuts and labor issues. Moreover, consumer discretionary companies across the board suffered from fears about the decelerating housing market and consumers’ diminished spending ability in a slower economy. The technology sector also placed among the S&P 500 Index’s bottom performers, hampered by sluggishness in the semiconductor and semiconductor capital equipment industry.

Because the S&P 500 Index is market capitalization weighted (and that the Fund seeks to replicate the performance attributes of the S&P 500 Index before Fund fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Fund portfolio. As such, the financials sector contributed the most to returns, as the sector’s sizeable weight within the S&P 500 Index and the Fund amplified its good performance. The consumer staples and energy sectors were among the top contributors during the reporting period as well. In contrast, the consumer discretionary, technology and utilities sectors added the least to the S&P 500 Index’s and the Fund’s results.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
Exxon Mobil Corp.	3.4%
General Electric Co.	2.9
Citigroup, Inc.	2.0
Bank of America Corp.	1.9
Microsoft Corp.	1.9
Procter & Gamble Co. (The)	1.7
Pfizer, Inc.	1.7
Johnson & Johnson	1.6
Altria Group, Inc.	1.4
American International Group, Inc.	1.4

TOP FIVE INDUSTRIES
Pharmaceuticals: Major	6.3%
Integrated Oil	5.6
Industrial Conglomerates	5.0
Major Banks	5.0
Financial Conglomerates	4.5

Data as of August 31, 2006. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks of companies included in the S&P 500® Index. The ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., ‘‘passively’’ manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Adviser typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies, including those that are in emerging market countries, that are included in the S&P 500 Index.

For More Information About
Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of a $10,000 Investment

Average Annual Total Returns — Period Ended August 31, 2006

	Class A Shares* (since 09/26/97)		Class B Shares** (since 09/26/97)		Class C Shares† (since 09/26/97)		Class D Shares†† (since 09/26/97)
Symbol	SPIAX		SPIBX		SPICX		SPIDX
1 Year	8.24%	[3]	7.35%	[3]	7.45%	[3]	8.46%	[3]
	2.56	[4]	2.35	[4]	6.45	[4]	—
5 Years	3.97	[3]	3.17	[3]	3.20	[3]	4.20	[3]
	2.85	[4]	2.81	[4]	3.20	[4]	—
Since Inception	4.60	[3]	3.79	[3]	3.82	[3]	4.84	[3]
	3.97	[4]	3.79	[4]	3.82	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper S&P 500 Objective Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper S&P 500 Objective Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on August 31, 2006.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/06 – 08/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	03/01/06	08/31/06	03/01/06 – 08/31/06
Class A
Actual (2.46% return)	$1,000.00	$1,024.60	$3.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.08	$3.16
Class B
Actual (2.08% return)	$1,000.00	$1,020.80	$6.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.97
Class C
Actual (2.16% return)	$1,000.00	$1,021.60	$6.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.97
Class D
Actual (2.58% return)	$1,000.00	$1,025.80	$1.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.34	$1.89

*	Expenses are equal to the Fund's annualized expense ratios of 0.62%, 1.37%, 1.37% and 0.37% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.68%, 1.43%, 1.43% and 0.43%, for Class A, Class B, Class C and Class D shares, respectively.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the ‘‘Lipper Report’’), compared to the performance of comparable funds selected by Lipper. The Board considered that the Fund’s performance is in line with its benchmark. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund and concluded that the Fund’s performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable
Investment Strategies

The Board reviewed the advisory and administrative fee (together, the ‘‘management fee’’) rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund’s management fee and noted that the fee as a percentage of the Fund’s net assets would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund’s management fee would reflect economics of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and ‘‘float’’ benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and ‘‘soft dollar’’ benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser sold a joint venture that owned an electronic trading system network (‘‘ECN’’), which may be used by the Adviser for trading on behalf of the Fund. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN. Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate. The Board concluded that the float benefits were relatively small, the sales charges and 12b-1 fees were competitive with those of other broker-dealers, the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through ‘‘soft dollar’’ arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that the Fund’s commissions are used to pay for execution services only.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%)
	Advertising/Marketing Services (0.2%)
43,953	Interpublic Group of Companies, Inc. (The)*	$403,489
17,189	Omnicom Group, Inc.	1,502,662
		1,906,151
	Aerospace & Defense (1.5%)
80,561	Boeing Co.	6,034,019
40,672	General Dynamics Corp.	2,747,394
12,484	Goodrich Corp.	486,252
12,288	L-3 Communications Holdings, Inc.	926,392
35,681	Lockheed Martin Corp.	2,947,251
34,636	Northrop Grumman Corp.	2,314,031
44,954	Raytheon Co.	2,122,278
17,238	Rockwell Collins, Inc.	903,788
		18,481,405
	Agricultural Commodities/ Milling (0.2%)
65,937	Archer-Daniels-Midland Co.	2,714,626
	Air Freight/Couriers (0.9%)
30,742	FedEx Corp.	3,105,864
109,283	United Parcel Service, Inc. (Class B)	7,655,274
		10,761,138
	Airlines (0.1%)
71,158	Southwest Airlines Co.	1,232,457
	Aluminum (0.2%)
87,666	Alcoa, Inc.	2,506,371
	Apparel/Footwear (0.3%)
38,785	Coach, Inc.*	1,170,919
11,341	Jones Apparel Group, Inc.	354,973
10,530	Liz Claiborne, Inc.	393,506
19,021	NIKE, Inc. (Class B)	1,536,136
8,848	V.F. Corp.	618,387
		4,073,921
	Apparel/Footwear Retail (0.3%)
55,417	Gap, Inc. (The)	$931,560
34,564	Limited Brands, Inc.	889,332
21,697	Nordstrom, Inc.	810,383
46,047	TJX Companies, Inc. (The)	1,231,757
		3,863,032
	Auto Parts: O.E.M. (0.2%)
15,133	Eaton Corp.	1,006,345
19,643	Johnson Controls, Inc.	1,412,921
		2,419,266
	Automotive Aftermarket (0.0%)
17,854	Goodyear Tire & Rubber Co. (The)*	242,814

	Beverages: Alcoholic (0.4%)
77,862	Anheuser-Busch Companies, Inc.	3,844,826
8,379	Brown-Forman Corp. (Class B)	645,015
20,039	Constellation Brands Inc. (Class A)*	546,864
5,803	Molson Coors Brewing Co. (Class B)	407,951
		5,444,656
	Beverages: Non-Alcoholic (1.7%)
206,497	Coca-Cola Co. (The)	9,253,131
30,579	Coca-Cola Enterprises Inc.	681,912
13,511	Pepsi Bottling Group, Inc. (The)	473,020
166,495	PepsiCo, Inc.	10,868,794
		21,276,857
	Biotechnology (1.3%)
118,810	Amgen Inc.*	8,070,763
34,645	Biogen Idec Inc.*	1,529,230
26,231	Genzyme Corp.*	1,737,279
45,845	Gilead Sciences, Inc.*	2,906,573
25,063	MedImmune, Inc.*	692,741
5,357	Millipore Corp.*	343,812
		15,280,398

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Broadcasting (0.2%)
50,706	Clear Channel Communications, Inc.	$1,472,502
22,472	Univision Communications, Inc. (Class A)*	776,632
		2,249,134
	Building Products (0.2%)
17,825	American Standard Companies, Inc.	744,550
40,019	Masco Corp.	1,096,921
		1,841,471
	Cable/Satellite TV (0.6%)
212,878	Comcast Corp. (Class A)*	7,450,730

	Casino/Gaming (0.2%)
18,614	Harrah's Entertainment, Inc.	1,160,769
34,164	International Game Technology	1,321,464
		2,482,233
	Chemicals: Agricultural (0.2%)
54,522	Monsanto Co.	2,586,524

	Chemicals: Major Diversified (0.7%)
96,896	Dow Chemical Co. (The)	3,694,644
92,821	Du Pont (E.I.) de Nemours & Co.	3,710,055
8,238	Eastman Chemical Co.	432,083
11,448	Hercules Inc.*	178,589
14,643	Rohm & Haas Co.	645,756
		8,661,127
	Chemicals: Specialty (0.4%)
22,586	Air Products & Chemicals, Inc.	1,497,227
7,160	Ashland Inc.	452,082
32,555	Praxair, Inc.	1,868,983
6,745	Sigma-Aldrich Corp.	489,889
		4,308,181
	Coal (0.1%)
18,300	CONSOL Energy, Inc.	667,401

	Commercial Printing/ Forms (0.1%)
21,773	Donnelley (R.R.) & Sons Co.	$705,881

	Computer Communications (1.2%)
41,412	Avaya Inc.*	432,755
615,064	Cisco Systems, Inc.*	13,525,257
57,001	Juniper Networks, Inc.*	836,205
16,245	QLogic Corp.*	298,583
		15,092,800
	Computer Peripherals (0.4%)
238,241	EMC Corp.*	2,775,508
10,611	Lexmark International, Inc. (Class A)*	594,959
37,698	Network Appliance, Inc.*	1,290,780
45,128	Seagate Technology Inc. (Escrow) (a)	0
		4,661,247
	Computer Processing Hardware (1.9%)
85,692	Apple Computer, Inc.*	5,814,202
228,874	Dell Inc.*	5,161,109
281,058	Hewlett-Packard Co.	10,275,480
18,337	NCR Corp.*	637,944
352,408	Sun Microsystems, Inc.*	1,758,516
		23,647,251
	Construction Materials (0.1%)
10,137	Vulcan Materials Co.	796,870

	Containers/Packaging (0.2%)
10,548	Ball Corp.	425,506
10,562	Bemis Company, Inc.	341,153
14,221	Pactiv Corp.*	380,127
8,220	Sealed Air Corp.	426,371
11,132	Temple-Inland Inc.	495,597
		2,068,754
	Contract Drilling (0.4%)
31,273	Nabors Industries, Ltd. (Bermuda)*	1,028,256
13,880	Noble Corp. (Cayman Islands)	907,615

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
11,105	Rowan Companies, Inc.	$379,791
32,735	Transocean Inc. (Cayman Islands)*	2,185,061
		4,500,723
	Data Processing Services (0.8%)
11,947	Affiliated Computer Services, Inc. (Class A)*	613,359
58,072	Automatic Data Processing, Inc.	2,740,998
18,923	Computer Sciences Corp.*	896,572
14,118	Convergys Corp.*	294,643
77,133	First Data Corp.	3,314,405
17,702	Fiserv, Inc.*	781,897
33,672	Paychex, Inc.	1,209,162
		9,851,036
	Department Stores (0.5%)
6,228	Dillard's, Inc. (Class A)	194,189
55,739	Federated Department Stores, Inc.	2,116,967
34,301	Kohl's Corp.*	2,144,156
23,661	Penney (J.C.) Co., Inc.	1,491,589
		5,946,901
	Discount Stores (1.6%)
11,487	Big Lots, Inc.*	210,786
47,478	Costco Wholesale Corp.	2,221,496
31,411	Dollar General Corp.	403,945
15,650	Family Dollar Stores, Inc.	400,171
9,772	Sears Holdings Corp.*	1,408,243
86,991	Target Corp.	4,209,494
251,919	Wal-Mart Stores, Inc.	11,265,818
		20,119,953
	Drugstore Chains (0.6%)
82,458	CVS Corp.	2,766,466
101,775	Walgreen Co.	5,033,792
		7,800,258
	Electric Utilities (3.2%)
66,328	AES Corp. (The)*	1,408,808
16,457	Allegheny Energy, Inc.*	686,915
20,689	Ameren Corp.	1,107,896
39,688	American Electric Power Co., Inc.	$1,447,818
31,372	CenterPoint Energy, Inc.	453,325
22,281	CMS Energy Corp.*	326,194
24,763	Consolidated Edison, Inc.	1,144,051
18,030	Constellation Energy Group, Inc.	1,083,423
35,016	Dominion Resources, Inc.	2,797,428
17,911	DTE Energy Co.	747,605
124,429	Duke Energy Corp.	3,732,870
32,827	Edison International	1,432,570
20,951	Entergy Corp.	1,626,845
67,354	Exelon Corp.	4,107,247
33,232	FirstEnergy Corp.	1,896,218
40,730	FPL Group, Inc.	1,810,449
34,978	PG&E Corp.	1,466,628
9,994	Pinnacle West Capital Corp.	459,124
38,336	PPL Corp.	1,340,610
25,488	Progress Energy, Inc.	1,129,883
25,336	Public Service Enterprise Group, Inc.	1,774,027
74,764	Southern Co. (The)	2,562,162
21,034	TECO Energy, Inc.	331,706
46,590	TXU Corp.	3,084,724
40,854	Xcel Energy, Inc.	849,763
		38,808,289
	Electrical Products (0.4%)
17,092	American Power Conversion Corp.	300,306
9,310	Cooper Industries Ltd. (Class A) (Bermuda)	762,303
41,356	Emerson Electric Co.	3,397,395
14,302	Molex Inc.	521,594
		4,981,598
	Electronic Components (0.2%)
17,941	Jabil Circuit, Inc.	481,357
19,680	SanDisk Corp.*	1,159,546
53,685	Sanmina-SCI Corp.*	181,992
92,132	Solectron Corp.*	289,294
		2,112,189

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Electronic Equipment/ Instruments (0.4%)
42,903	Agilent Technologies, Inc.*	$1,379,760
169,757	JDS Uniphase Corp.*	385,348
17,885	Rockwell Automation, Inc.	1,008,356
25,567	Symbol Technologies, Inc.	307,060
8,427	Tektronix, Inc.	238,821
16,492	Thermo Electron Corp.*	646,486
99,840	Xerox Corp.*	1,478,630
		5,444,461
	Electronic Production Equipment (0.3%)
157,558	Applied Materials, Inc.	2,659,579
20,059	KLA-Tencor Corp.	880,791
12,820	Novellus Systems, Inc.*	357,934
19,971	Teradyne, Inc.*	280,393
		4,178,697
	Electronics/Appliance Stores (0.2%)
40,563	Best Buy Co., Inc.	1,906,461
15,171	Circuit City Stores – Circuit City Group	358,187
13,634	RadioShack Corp.	246,230
		2,510,878
	Electronics/Appliances (0.1%)
28,940	Eastman Kodak Co.	615,554
6,741	Harman International Industries, Inc.	546,830
7,857	Whirlpool Corp.	635,710
		1,798,094
	Engineering & Construction (0.1%)
8,821	Fluor Corp.	762,311
	Environmental Services (0.2%)
24,370	Allied Waste Industries, Inc.*	251,986
54,923	Waste Management, Inc.	1,882,760
		2,134,746
	Finance/Rental/Leasing (1.4%)
30,533	Capital One Financial Corp.	2,231,962
20,085	CIT Group, Inc.	905,030
61,219	Countrywide Financial Corp.	2,069,202
97,520	Fannie Mae	$5,134,428
69,621	Freddie Mac	4,427,896
6,146	Ryder System, Inc.	303,735
41,396	SLM Corp.	2,008,948
		17,081,201
	Financial Conglomerates (4.5%)
124,313	American Express Co.	6,531,405
500,871	Citigroup, Inc.	24,717,984
350,074	JPMorgan Chase & Co.	15,984,379
27,906	Principal Financial Group, Inc.	1,485,715
49,571	Prudential Financial, Inc.	3,639,007
33,485	State Street Corp.	2,069,373
		54,427,863
	Financial Publishing/ Services (0.3%)
12,954	Equifax, Inc.	411,808
36,050	McGraw-Hill Companies, Inc. (The)	2,015,556
24,611	Moody's Corp.	1,505,701
		3,933,065
	Food Distributors (0.2%)
62,319	SYSCO Corp.	1,956,193
	Food Retail (0.4%)
72,892	Kroger Co.	1,735,559
45,349	Safeway Inc.	1,402,645
20,607	Supervalu, Inc.	588,536
14,114	Whole Foods Market, Inc.	756,793
		4,483,533
	Food: Major Diversified (0.6%)
18,671	Campbell Soup Co.	701,469
52,328	ConAgra Foods Inc.	1,245,406
35,862	General Mills, Inc.	1,944,796
33,754	Heinz (H.J.) Co.	1,412,267
24,570	Kellogg Co.	1,245,699
76,587	Sara Lee Corp.	1,273,642
		7,823,279

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Meat/Fish/Dairy (0.1%)
13,704	Dean Foods Co.*	$542,952
25,382	Tyson Foods, Inc. (Class A)	373,877
		916,829
	Food: Specialty/Candy (0.2%)
17,894	Hershey Foods Co. (The)	965,560
13,348	McCormick & Co., Inc. (Non-Voting)	486,134
22,367	Wrigley (Wm.) Jr. Co.	1,038,276
		2,489,970
	Forest Products (0.1%)
10,700	Louisiana-Pacific Corp.	209,292
24,808	Weyerhaeuser Co.	1,538,096
		1,747,388
	Gas Distributors (0.3%)
37,187	Dynegy, Inc. (Class A)*	230,559
17,628	KeySpan Corp.	722,748
4,471	Nicor Inc.	195,204
27,472	NiSource, Inc.	581,582
3,967	Peoples Energy Corp.	168,121
26,104	Sempra Energy	1,297,891
		3,196,105
	Home Building (0.2%)
12,228	Centex Corp.	623,017
27,407	D.R. Horton, Inc.	601,036
7,594	KB Home	324,719
14,048	Lennar Corp. (Class A)	629,912
21,458	Pulte Homes, Inc.	636,659
		2,815,343
	Home Furnishings (0.1%)
18,368	Leggett & Platt, Inc.	423,382
27,889	Newell Rubbermaid, Inc.	752,724
		1,176,106
	Home Improvement Chains (1.0%)
208,255	Home Depot, Inc. (The)	7,141,064
156,331	Lowe's Companies, Inc.	4,230,317
11,225	Sherwin-Williams Co.	579,659
		11,951,040
	Hospital/Nursing Management (0.3%)
41,114	HCA, Inc.	$2,027,742
24,258	Health Management Associates, Inc. (Class A)	507,235
7,422	Manor Care, Inc.	387,428
47,420	Tenet Healthcare Corp.*	373,670
		3,296,075
	Hotels/Resorts/ Cruiselines (0.5%)
43,761	Carnival Corp. (Panama) (Units)†	1,833,586
33,326	Hilton Hotels Corp.	848,813
32,945	Marriott International, Inc. (Class A)	1,240,709
21,887	Starwood Hotels & Resorts Worldwide, Inc.	1,165,702
20,660	Wyndham Worldwide Corp.*	604,512
		5,693,322
	Household/Personal Care (2.5%)
7,663	Alberto-Culver Co.	377,250
45,368	Avon Products, Inc.	1,302,515
15,200	Clorox Co. (The)	909,112
51,855	Colgate-Palmolive Co.	3,104,040
11,972	Estee Lauder Companies, Inc. (The) (Class A)	441,288
7,962	International Flavors & Fragrances, Inc.	316,649
46,322	Kimberly-Clark Corp.	2,941,447
330,620	Procter & Gamble Co. (The)	20,465,378
		29,857,679
	Industrial Conglomerates (5.0%)
75,961	3M Co.	5,446,404
23,771	Danaher Corp.	1,575,780
1,047,677	General Electric Co.**	35,683,879
83,418	Honeywell International, Inc.	3,229,945
33,150	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	1,260,363
18,636	ITT Industries, Inc.	912,232
13,108	Textron, Inc.	1,099,237

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
205,195	Tyco International Ltd. (Bermuda)	$5,365,849
101,849	United Technologies Corp.	6,386,951
		60,960,640
	Industrial Machinery (0.2%)
41,728	Illinois Tool Works Inc.	1,831,859
12,122	Parker Hannifin Corp.	897,634
		2,729,493
	Industrial Specialties (0.1%)
18,349	Ecolab Inc.	817,998
16,688	PPG Industries, Inc.	1,057,352
		1,875,350
	Information Technology Services (1.2%)
18,352	Citrix Systems, Inc.*	563,039
52,235	Electronic Data Systems Corp.	1,244,760
156,208	International Business Machines Corp.	12,648,162
34,560	Unisys Corp.*	184,896
		14,640,857
	Insurance Brokers/ Services (0.2%)
32,106	AON Corp.	1,109,904
55,356	Marsh & McLennan Companies, Inc.	1,448,113
		2,558,017
	Integrated Oil (5.6%)
223,324	Chevron Corp.	14,382,066
166,309	ConocoPhillips	10,548,980
609,593	Exxon Mobil Corp.	41,251,158
24,295	Hess Corp	1,112,225
16,736	Murphy Oil Corp.	818,558
		68,112,987
	Internet Retail (0.1%)
31,155	Amazon.com, Inc.*	960,509
	Internet Software/ Services (1.0%)
20,765	Google, Inc. (Class A)*	$7,860,175
24,699	VeriSign, Inc.*	499,908
126,329	Yahoo!, Inc.*	3,640,802
		12,000,885
	Investment Banks/ Brokers (2.5%)
24,622	Ameriprise Financial, Inc.	1,125,964
12,152	Bear Stearns Companies, Inc. (The)	1,584,013
3,200	Chicago Mercantile Exchange Holdings, Inc.	1,408,000
42,964	E*TRADE Group, Inc.*	1,013,521
43,530	Goldman Sachs Group, Inc. (The)	6,470,735
53,946	Lehman Brothers Holdings Inc.	3,442,294
93,097	Merrill Lynch & Co., Inc.	6,845,422
107,917	Morgan Stanley (Note 4)	7,099,859
103,955	Schwab (Charles) Corp. (The)	1,695,506
		30,685,314
	Investment Managers (0.5%)
8,505	Federated Investors, Inc. (Class B)	284,747
15,454	Franklin Resources, Inc.	1,520,828
21,323	Janus Capital Group, Inc.	379,123
13,305	Legg Mason, Inc.	1,214,214
41,667	Mellon Financial Corp.	1,551,262
26,757	Price (T.) Rowe Group, Inc.	1,178,913
		6,129,087
	Life/Health Insurance (0.9%)
50,239	AFLAC, Inc.	2,264,272
36,756	Genworth Financial Inc. (Class A)	1,265,509
28,930	Lincoln National Corp.	1,756,051
76,436	MetLife, Inc.	4,206,273
10,111	Torchmark Corp.	629,005
33,924	UnumProvident Corp.	642,860
		10,763,970

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Major Banks (5.0%)
459,790	Bank of America Corp.	$23,665,391
77,758	Bank of New York Co., Inc. (The)	2,624,333
55,416	BB&T Corp.	2,371,805
16,365	Comerica, Inc.	936,896
24,712	Huntington Bancshares, Inc.	591,111
40,724	KeyCorp	1,498,236
54,655	National City Corp.	1,889,970
29,822	PNC Financial Services Group	2,111,099
45,955	Regions Financial Corp.	1,653,920
36,637	SunTrust Banks, Inc.	2,799,067
162,061	Wachovia Corp.	8,853,392
338,535	Wells Fargo & Co.	11,764,091
		60,759,311
	Major Telecommunications (3.1%)
39,204	Alltel Corp.	2,125,249
391,725	AT&T Inc.	12,194,400
182,244	BellSouth Corp.	7,420,976
15,020	Embarq Corp.*	708,193
300,148	Sprint Nextel Corp.	5,078,504
293,921	Verizon Communications, Inc.	10,340,141
		37,867,463
	Managed Health Care (1.6%)
57,127	Aetna, Inc.	2,129,123
44,576	Caremark Rx, Inc.	2,582,733
11,173	CIGNA Corp.	1,263,331
16,171	Coventry Health Care, Inc.*	877,115
16,589	Humana, Inc.*	1,010,768
135,715	UnitedHealth Group Inc.	7,050,394
64,223	WellPoint Inc.*	4,971,502
		19,884,966
	Media Conglomerates (1.9%)
77,831	CBS Corp. (Class B)	2,222,075
221,137	Disney (Walt) Co. (The)	6,556,712
238,336	News Corp. (Class A)	4,535,534
409,761	Time Warner, Inc.	6,810,228
72,647	Viacom, Inc. (Class B)*	2,637,086
		22,761,635
	Medical Distributors (0.5%)
21,148	AmerisourceBergen Corp.	$933,896
42,083	Cardinal Health, Inc.	2,837,236
30,641	McKesson Corp.	1,556,563
13,969	Patterson Companies, Inc.*	430,525
		5,758,220
	Medical Specialties (1.8%)
18,645	Applera Corp. – Applied Biosystems Group	571,469
10,434	Bard (C.R.), Inc.	784,428
5,417	Bausch & Lomb, Inc.	262,237
65,974	Baxter International, Inc.	2,927,926
24,918	Becton, Dickinson & Co.	1,736,785
24,793	Biomet, Inc.	810,979
122,420	Boston Scientific Corp.*	2,135,005
12,508	Fisher Scientific International, Inc.*	978,501
15,739	Hospira, Inc.*	576,520
121,611	Medtronic, Inc.	5,703,556
12,577	Pall Corp.	342,346
12,758	PerkinElmer, Inc.	235,130
36,368	St. Jude Medical, Inc.*	1,324,159
29,462	Stryker Corp.	1,415,060
10,429	Waters Corp.*	444,797
25,001	Zimmer Holdings, Inc.*	1,700,068
		21,948,966
	Miscellaneous Commercial Services (0.1%)
13,892	Cintas Corp.	514,421
13,375	Sabre Holdings Corp. (Class A)	293,180
		807,601
	Miscellaneous Manufacturing (0.1%)
20,543	Dover Corp.	998,801
	Motor Vehicles (0.4%)
189,009	Ford Motor Co.	1,582,005
56,982	General Motors Corp.	1,662,735
27,067	Harley-Davidson, Inc.	1,583,690
		4,828,430

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Multi-Line Insurance (1.8%)
261,705	American International Group, Inc.	$16,702,013
30,538	Hartford Financial Services Group, Inc. (The)	2,621,993
40,908	Loews Corp.	1,574,140
12,009	Safeco Corp.	693,039
		21,591,185
	Office Equipment/ Supplies (0.1%)
11,060	Avery Dennison Corp.	685,056
22,365	Pitney Bowes, Inc.	974,890
		1,659,946
	Oil & Gas Pipelines (0.3%)
70,097	El Paso Corp.	1,017,808
10,502	Kinder Morgan, Inc.	1,095,989
59,964	Williams Companies, Inc. (The)	1,476,913
		3,590,710
	Oil & Gas Production (1.3%)
46,198	Anadarko Petroleum Corp.	2,167,148
33,283	Apache Corp.	2,172,714
41,530	Chesapeake Energy Corp.	1,311,102
44,330	Devon Energy Corp.	2,770,182
24,441	EOG Resources, Inc.	1,584,266
86,299	Occidental Petroleum Corp.	4,400,386
36,688	XTO Energy Inc.	1,679,210
		16,085,008
	Oil Refining/Marketing (0.6%)
36,517	Marathon Oil Corp.	3,049,170
13,362	Sunoco, Inc.	960,861
62,009	Valero Energy Corp.	3,559,317
		7,569,348
	Oilfield Services/ Equipment (1.4%)
34,333	Baker Hughes Inc.	2,443,823
32,392	BJ Services Co.	1,111,370
104,016	Halliburton Co.	3,393,002
17,629	National Oilwell Varco, Inc.*	1,151,174
118,876	Schlumberger Ltd. (Netherlands Antilles)	$7,287,099
35,130	Weatherford International Ltd. (Bermuda)*	1,510,590
		16,897,058
	Other Consumer Services (0.4%)
14,100	Apollo Group, Inc. (Class A)*	707,961
33,089	Block (H.&R.), Inc.	695,862
116,500	eBay Inc.*	3,245,690
		4,649,513
	Other Consumer Specialties (0.1%)
14,774	Fortune Brands, Inc.	1,072,592
	Other Metals/Minerals (0.1%)
20,535	Phelps Dodge Corp.	1,837,883
	Packaged Software (3.0%)
60,323	Adobe Systems, Inc.*	1,956,878
23,345	Autodesk, Inc.*	811,472
21,443	BMC Software, Inc.*	570,813
45,971	CA Inc.	1,083,536
38,021	Compuware Corp.*	288,960
34,427	Intuit Inc.*	1,040,384
883,916	Microsoft Corp.	22,707,802
34,157	Novell, Inc.*	227,827
392,366	Oracle Corp.*	6,140,528
11,224	Parametric Technology Corp.*	180,819
104,291	Symantec Corp.*	1,943,984
		36,953,003
	Personnel Services (0.1%)
12,934	Monster Worldwide, Inc.*	526,931
17,309	Robert Half International, Inc.	535,540
		1,062,471
	Pharmaceuticals: Generic Drugs (0.1%)
10,697	Barr Pharmaceuticals Inc.*	604,381
21,182	Mylan Laboratories, Inc.	430,418
10,278	Watson Pharmaceuticals, Inc.*	263,528
		1,298,327

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major (6.3%)
153,772	Abbott Laboratories	$7,488,697
198,114	Bristol-Myers Squibb Co.	4,308,980
298,334	Johnson & Johnson	19,290,276
113,865	Lilly (Eli) & Co.	6,368,469
219,896	Merck & Co., Inc.	8,916,783
738,262	Pfizer, Inc.	20,346,501
149,221	Schering-Plough Corp.	3,126,180
135,609	Wyeth	6,604,158
		76,450,044
	Pharmaceuticals: Other (0.3%)
15,381	Allergan, Inc.	1,762,047
32,835	Forest Laboratories, Inc.*	1,641,093
24,403	King Pharmaceuticals, Inc.*	395,817
		3,798,957
	Precious Metals (0.3%)
18,989	Freeport-McMoRan Copper & Gold, Inc. (Class B)	1,105,350
45,228	Newmont Mining Corp.	2,317,935
		3,423,285
	Property – Casualty Insurers (1.2%)
32,764	ACE Ltd. (Cayman Islands)	1,764,669
64,016	Allstate Corp. (The)	3,709,087
41,804	Chubb Corp. (The)	2,096,889
17,458	Cincinnati Financial Corp.	814,590
78,839	Progressive Corp. (The)	1,938,651
70,150	St. Paul Travelers Companies, Inc. (The)	3,079,585
18,165	XL Capital Ltd. (Class A) (Cayman Islands)	1,192,351
		14,595,822
	Publishing: Books/ Magazines (0.0%)
4,260	Meredith Corp.	201,668
	Publishing: Newspapers (0.2%)
5,954	Dow Jones & Co., Inc.	214,463
23,961	Gannett Co., Inc.	1,362,183
14,594	New York Times Co. (The) (Class A)	328,657
8,569	Scripps (E.W.) Co. (Class A)	$389,632
22,064	Tribune Co.	688,617
		2,983,552
	Pulp & Paper (0.2%)
49,666	International Paper Co.	1,726,887
18,251	MeadWestvaco Corp.	466,313
		2,193,200
	Railroads (0.6%)
36,741	Burlington Northern Santa Fe Corp.	2,459,810
44,651	CSX Corp.	1,349,353
41,782	Norfolk Southern Corp.	1,785,345
27,098	Union Pacific Corp.	2,177,324
		7,771,832
	Real Estate Development (0.0%)
25,194	Realogy Corp.*	539,152
	Real Estate Investment Trusts (1.0%)
9,792	Apartment Investment & Management Co. (Class A)	501,742
21,535	Archstone-Smith Trust	1,145,231
9,201	Boston Properties, Inc.	935,098
36,889	Equity Office Properties Trust	1,368,213
29,344	Equity Residential	1,463,385
21,319	Kimco Realty Corp.	885,804
18,573	Plum Creek Timber Co., Inc.	646,898
24,682	ProLogis	1,393,546
8,338	Public Storage, Inc.	722,488
18,470	Simon Property Group, Inc.	1,566,071
11,982	Vornado Realty Trust	1,269,014
		11,897,490
	Recreational Products (0.2%)
9,530	Brunswick Corp.	273,511
30,846	Electronic Arts Inc.*	1,572,221
17,345	Hasbro, Inc.	352,104
39,240	Mattel, Inc.	739,282
		2,937,118

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Regional Banks (1.4%)
34,868	AmSouth Bancorporation	$998,968
18,558	Commerce Bancorp, Inc.	618,167
13,010	Compass Bancshares, Inc.	754,580
56,070	Fifth Third Bancorp	2,205,794
12,416	First Horizon National Corp.	474,043
7,952	M&T Bank Corp.	973,802
22,700	Marshall & Ilsley Corp.	1,058,501
46,869	North Fork Bancorporation, Inc.	1,286,085
18,674	Northern Trust Corp.	1,045,557
32,517	Synovus Financial Corp.	945,594
179,330	U.S. Bancorp	5,751,113
10,691	Zions Bancorporation	844,482
		16,956,686
	Restaurants (0.8%)
12,992	Darden Restaurants, Inc.	459,917
125,547	McDonald's Corp.	4,507,137
77,328	Starbucks Corp.*	2,397,941
11,750	Wendy's International, Inc.	750,825
27,400	Yum! Brands, Inc.	1,339,312
		9,455,132
	Savings Banks (0.6%)
25,806	Golden West Financial Corp.	1,948,095
37,916	Sovereign Bancorp, Inc.	790,169
96,799	Washington Mutual, Inc.	4,054,910
		6,793,174
	Semiconductors (2.4%)
48,775	Advanced Micro Devices, Inc.*	1,218,887
36,201	Altera Corp.*	732,346
36,388	Analog Devices, Inc.	1,114,928
46,150	Broadcom Corp. (Class A)*	1,358,656
40,882	Freescale Semiconductor Inc. (Class B)*	1,263,663
586,084	Intel Corp.	11,452,081
30,592	Linear Technology Corp.	1,040,434
39,971	LSI Logic Corp.*	321,767
32,311	Maxim Integrated Products, Inc.	940,250
73,059	Micron Technology, Inc.*	1,262,460
34,016	National Semiconductor Corp.	$826,249
35,517	NVIDIA Corp.*	1,033,900
20,803	PMC – Sierra, Inc.*	142,293
156,978	Texas Instruments Inc.	5,115,913
34,609	Xilinx, Inc.	791,508
		28,615,335
	Services to the Health Industry (0.5%)
13,879	Express Scripts, Inc.*	1,166,946
20,121	IMS Health Inc.	549,102
12,564	Laboratory Corp. of America Holdings*	859,629
30,393	Medco Health Solutions Inc.*	1,926,004
16,372	Quest Diagnostics Inc.	1,052,392
		5,554,073
	Specialty Insurance (0.2%)
10,652	Ambac Financial Group, Inc.	922,357
13,574	MBIA Inc.	836,566
8,809	MGIC Investment Corp.	509,777
		2,268,700
	Specialty Stores (0.4%)
14,943	AutoNation, Inc.*	290,343
5,389	AutoZone, Inc.*	486,627
28,436	Bed Bath & Beyond Inc.*	959,146
28,988	Office Depot, Inc.*	1,067,918
7,167	OfficeMax Inc.	297,646
73,360	Staples, Inc.	1,655,002
14,170	Tiffany & Co.	447,772
		5,204,454
	Specialty Telecommunications (0.2%)
11,703	CenturyTel, Inc.	466,013
32,741	Citizens Communications Co.	451,498
157,717	Qwest Communications International, Inc.*	1,389,487
47,422	Windstream Corp.	625,970
		2,932,968

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

NUMBER OF SHARES		VALUE
	Steel (0.2%)
8,789	Allegheny Technologies Inc.	$504,049
31,394	Nucor Corp.	1,534,225
12,584	United States Steel Corp.	732,011
		2,770,285
	Telecommunication Equipment (1.5%)
11,812	ADC Telecommunications, Inc.*	161,235
16,083	Andrew Corp.*	148,768
59,211	Ciena Corp.*	233,883
20,353	Comverse Technology, Inc.*	425,378
156,929	Corning, Inc.*	3,490,101
451,368	Lucent Technologies Inc.*	1,051,687
248,856	Motorola, Inc.	5,818,253
168,880	QUALCOMM, Inc.	6,361,710
45,148	Tellabs, Inc.*	460,058
		18,151,073
	Tobacco (1.6%)
210,386	Altria Group, Inc.	17,573,543
17,270	Reynolds American, Inc.	1,123,759
16,261	UST, Inc.	859,556
		19,556,858
	Tools/Hardware (0.1%)
7,657	Black & Decker Corp.	563,861
5,854	Snap-On, Inc.	255,820
7,123	Stanley Works (The)	336,419
		1,156,100
	Trucks/Construction/Farm Machinery (0.7%)
67,468	Caterpillar Inc.	4,476,502
4,796	Cummins Inc.	550,677
23,634	Deere & Co.	1,845,815
6,216	Navistar International Corp.*	142,595
25,196	PACCAR, Inc.	1,377,465
		8,393,054
	Wholesale Distributors (0.1%)
17,398	Genuine Parts Co.	$719,059
7,688	Grainger (W.W.), Inc.	513,558
		1,232,617
	Total Common Stocks (Cost $981,579,887)	1,188,349,996

NUMBER OF WARRANTS
Warrant (0.0%)
Aerospace & Defense
317	Raytheon Co. (06/16/11)* (Cost $3,867)	4,422

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investment (2.8%)
Repurchase Agreement
$28,862	Joint repurchase agreement account 5.27% due 09/01/06 (dated 08/31/06; proceeds $28,866,225) (b) (Cost $28,862,000)	28,862,000

Total Investments (Cost $1,010,445,754) (c) (d)	100.0%	1,217,216,418
Liabilities in Excess of Other Assets	0.0	(402,817)
Net Assets	100.0%	$1,216,813,601

*	Non-income producing security.
**	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $1,464,750.
†	Consist of one or more class of securities traded as a unit; stocks with attached trust shares.
(a)	A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under general supervision of the Fund's Trustees.
(b)	Collateralized by federal agency and U.S. Treasury obligations.
(c)	Securities have been designated as collateral in an amount equal to $28,485,066, in connection with open futures contracts.
(d)	The aggregate cost for federal income tax purposes is $1,027,893,027. The aggregate gross unrealized appreciation is $319,916,710 and the aggregate gross unrealized depreciation is $130,593,319, resulting in net unrealized appreciation of $189,323,391.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Portfolio of Investments August 31, 2006 continued

Futures Contracts Open at August 31, 2006:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
330	Long	S&P 500 Index E-Mini September 2006	$21,542,400	$107,559
27	Long	S&P 500 Index September 2006	8,812,800	296,865
Total Unrealized Appreciation				$404,424

Summary of Investments

SECTOR	VALUE		PERCENT OF NET ASSETS
Finance	$257,046,972		21.1%
Electronic Technology	120,388,880		9.9
Health Technology	118,776,692		9.8
Energy Minerals	92,434,744		7.6
Consumer Non-Durables	91,440,049		7.5
Producer Manufacturing	83,984,269		6.9
Technology Services	73,445,781		6.0
Retail Trade	62,840,558		5.2
Consumer Services	57,926,919		4.8
Utilities	42,004,394		3.4
Communications	40,800,431		3.3
Repurchase Agreement	28,862,000		2.4
Health Services	28,735,114		2.4
Industrial Services	27,885,548		2.3
Process Industries	24,407,762		2.0
Transportation	19,765,427		1.6
Consumer Durables	16,026,597		1.3
Non-Energy Minerals	13,082,082		1.1
Distribution Services	8,947,030		0.7
Commercial Services	8,415,169		0.7
	$1,217,216,418	*	100.0%

*	Does not include open long futures contracts with an underlying face amount of $30,355,200 with total unrealized appreciation of $404,424.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Investments in securities, at value (cost $1,005,981,815)	$1,210,116,559
Investments in an affiliate, at value (cost $4,463,939)	7,099,859
Cash	578
Receivable for:
Dividends	2,585,711
Shares of beneficial interest sold	192,543
Variation margin	11,625
Interest	4,225
Prepaid expenses and other assets	76,170
Total Assets	1,220,087,270
Liabilities:
Payable for:
Shares of beneficial interest redeemed	2,305,165
Distribution fee	665,064
Administration fee	55,532
Transfer agent fee	43,924
Accrued expenses and other payables	203,984
Total Liabilities	3,273,669
Net Assets	$1,216,813,601
Composition of Net Assets:
Paid-in-capital	$1,147,361,560
Net unrealized appreciation	207,175,088
Accumulated undistributed net investment income	10,748,469
Accumulated net realized loss	(148,471,516)
Net Assets	$1,216,813,601
Class A Shares:
Net Assets	$451,809,591
Shares Outstanding (unlimited authorized, $.01 par value)	31,880,880
Net Asset Value Per Share	$14.17
Maximum Offering Price Per Share,
(net asset value plus 5.54% of net asset value)	$14.96
Class B Shares:
Net Assets	$534,190,161
Shares Outstanding (unlimited authorized, $.01 par value)	38,922,939
Net Asset Value Per Share	$13.72
Class C Shares:
Net Assets	$131,918,195
Shares Outstanding (unlimited authorized, $.01 par value)	9,632,014
Net Asset Value Per Share	$13.70
Class D Shares:
Net Assets	$98,895,654
Shares Outstanding (unlimited authorized, $.01 par value)	6,909,569
Net Asset Value Per Share	$14.31

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Statements continued

Statement of Operations

For the year ended August 31, 2006

Net Investment Income:
Income
Dividends	$26,250,065
Dividends from an affiliate	143,450
Interest	864,024
Total Income	27,257,539
Expenses
Distribution fee (Class A shares)	1,058,578
Distribution fee (Class B shares)	6,551,643
Distribution fee (Class C shares)	1,364,397
Transfer agent fees and expenses	2,222,094
Investment advisory fee	1,679,987
Administration fee	1,119,992
Shareholder reports and notices	299,072
Custodian fees	161,374
Professional fees	132,560
Registration fees	63,969
Trustees' fees and expenses	18,740
Other	239,378
Total Expenses	14,911,784
Less: amounts waived/reimbursed	(517,190)
Less: expense offset	(8,849)
Net Expenses	14,385,745
Net Investment Income	12,871,794
Net Realized and Unrealized Gain:
Net Realized Gain on:
Investments	83,656,264
Investments in affiliates	1,121,003
Futures contracts	1,069,078
Net Realized Gain	85,846,345
Net Change in Unrealized Appreciation on:
Investments	3,553,448
Investments in affiliates	867,642
Futures contracts	335,955
Net Appreciation	4,757,045
Net Gain	90,603,390
Net Increase	$103,475,184

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2006	FOR THE YEAR ENDED AUGUST 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,871,794	$17,747,547
Net realized gain	85,846,345	85,199,227
Net change in unrealized appreciation/depreciation	4,757,045	84,404,769
Net Increase	103,475,184	187,351,543
Dividends to Shareholders from Net Investment Income:
Class A shares	(6,005,049)	(4,386,734)
Class B shares	(2,743,790)	(6,352,859)
Class C shares	(918,694)	(1,072,102)
Class D shares	(2,832,584)	(3,188,310)
Total Dividends	(12,500,117)	(15,000,005)
Net decrease from transactions in shares of beneficial interest	(432,179,599)	(394,424,338)
Net Decrease	(341,204,532)	(222,072,800)
Net Assets:
Beginning of period	1,558,018,133	1,780,090,933
End of Period
(Including accumulated undistributed net investment income of $10,748,469 and $10,587,452, respectively)	$1,216,813,601	$1,558,018,133

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006

1.   Organization and Accounting Policies

Morgan Stanley S&P 500 Index Fund (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor’s 500 Composite Stock Price Index (the ‘‘S&P 500 Index’’). The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Effective June 1, 2006, the Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s ‘‘other expenses’’ and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.34% of the average daily net assets of the Fund on an annualized basis. (Prior to June 1, 2006, the limitation was 0.40%).

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $27,660,601 at August 31, 2006.

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended August 31, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.96%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,961, $1,540,538 and $15,447, respectively and received $169,212 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2006, aggregated $52,005,762 and $490,916,439, respectively. Included in the aforementioned are sales of common stock of Morgan Stanley, an affiliate of the Investment Adviser, Administrator and Distributor, of $2,579,770, as well as realized gains of $1,121,003.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

At August 31, 2006, Morgan Stanley Multi-Asset Class Fund, an affiliate of the Investment Adviser, Administrator and Distributor, owned 373,952 Class D shares of beneficial interest.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have their deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5.   Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell stock index futures (‘‘futures contracts’’) for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2006		FOR THE YEAR ENDED AUGUST 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	3,523,424	$48,232,899	5,235,373	$70,363,664
Conversion from Class B	8,733,166	118,493,975	8,925,582	108,204,446
Reinvestment of dividends	417,812	5,707,309	328,035	4,280,860
Redeemed	(11,032,502)	(151,017,548)	(9,303,697)	(119,585,456)
Net increase – Class A	1,641,900	21,416,635	5,185,293	63,263,514
CLASS B SHARES
Sold	969,408	12,810,167	3,953,339	48,834,993
Conversion to Class A	(9,016,741)	(118,493,975)	(8,645,562)	(108,204,446)
Reinvestment of dividends	185,895	2,470,551	447,897	5,679,334
Redeemed	(16,731,749)	(221,399,022)	(27,578,164)	(338,136,707)
Net decrease – Class B	(24,593,187)	(324,612,279)	(31,822,490)	(391,826,826)
CLASS C SHARES
Sold	601,770	7,996,284	1,212,926	14,976,223
Reinvestment of dividends	65,154	863,945	78,995	1,000,865
Redeemed	(3,019,678)	(39,979,002)	(4,203,867)	(51,963,157)
Net decrease – Class C	(2,352,754)	(31,118,773)	(2,911,946)	(35,986,069)
CLASS D SHARES
Sold	1,258,674	17,358,915	3,756,182	48,375,150
Reinvestment of dividends	159,078	2,190,504	190,144	2,500,397
Redeemed	(8,550,208)	(117,414,601)	(6,226,828)	(80,750,504)
Net decrease – Class D	(7,132,456)	(97,865,182)	(2,280,502)	(29,874,957)
Net decrease in Fund	(32,436,497)	$(432,179,599)	(31,829,645)	$(394,424,338)

7.   Expense Offset

The expense offset represents a reduction of the transfer agent fees and expenses for earnings on cash balances maintained by the Fund.

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

8.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED AUGUST 31, 2006	FOR THE YEAR ENDED AUGUST 31, 2005
Ordinary income	$12,500,117	$15,000,005

As of August 31, 2006, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$10,695,724
Undistributed long-term gains	—
Net accumulated earnings	10,695,724
Capital loss carryforward*	(130,563,904)
Temporary differences	(3,170)
Net unrealized appreciation	189,323,391
Total accumulated earnings	$69,452,041

* During the year ended August 31, 2006, the Fund utilized $87,091,378 of its net capital loss carryforward. As of August 31, 2006, the Fund had a net capital loss carryforward of $130,563,904 of which $531,072 will expire on August 31, 2008, $1,186,260 will expire on August 31, 2009, $104,093,640 will expire on August 31, 2011 and $24,752,932 will expire on August 31, 2012 to offset future capital gains to the extent provided by regulations.

As of August 31, 2006, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to tax adjustments on real estate investment trusts held by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $210,660.

Morgan Stanley S&P 500 Index Fund

Notes to Financial Statements August 31, 2006 continued

9.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, were named as defendants in a consolidated class action. This consolidated action also named as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court for the Southern District of New York on April 16, 2004, generally alleged that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to recommend these funds to investors. The complaint sought, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. On July 2, 2004, defendants moved to dismiss the action. On March 9, 2005, plaintiffs filed a Motion for Leave to File a Supplemental Pleading that would, among other things, expand the allegations and alleged class. On April 14, 2006, the Court granted defendants' motion to dismiss in its entirety, with prejudice. Additionally, plaintiffs' Motion for Leave to File a Supplemental Pleading was denied. The time for plaintiffs to appeal the orders granting defendants' motion to dismiss and denying plaintiffs' motion for supplemental pleading has expired. This case is now concluded.

10.   New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley S&P 500 Index Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2006	2005	2004	2003	2002
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.27	$12.03	$10.97	$9.91	$12.17
Income (loss) from investment operations:
Net investment income‡	0.18	0.19	0.12	0.11	0.08
Net realized and unrealized gain (loss)	0.91	1.23	1.05	1.01	(2.34)
Total income (loss) from investment operations	1.09	1.42	1.17	1.12	(2.26)
Less dividends from net investment income	(0.19)	(0.18)	(0.11)	(0.06)	—
Net asset value, end of period	$14.17	$13.27	$12.03	$10.97	$9.91
Total Return†	8.24%	11.81%	10.70%	11.36%	(18.57)%
Ratios to Average Net Assets(1)(2):
Total expenses (before expense offset)	0.62%	0.64%	0.70%	0.70%	0.73%
Net investment income	1.32%	1.52%	1.03%	1.11%	0.73%
Supplemental Data:
Net assets, end of period, in millions	$452	$401	$301	$233	$161
Portfolio turnover rate	4%	3%	2%	2%	12%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	0.66%	1.28%
August 31, 2005	0.65	1.51
August 31, 2004	0.77	0.96
August 31, 2003	0.82	0.99
August 31, 2002	0.80	0.66

(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2006	2005	2004	2003	2002
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$12.83	$11.62	$10.60	$9.60	$11.88
Income (loss) from investment operations:
Net investment income (loss)‡	0.07	0.10	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.87	1.18	1.02	0.97	(2.27)
Total income (loss) from investment operations	0.94	1.28	1.05	1.00	(2.28)
Less dividends from net investment income	(0.05)	(0.07)	(0.03)	—	—
Net asset value, end of period	$13.72	$12.83	$11.62	$10.60	$9.60
Total Return†	7.35%	11.04%	9.88%	10.42%	(19.19)%
Ratios to Average Net Assets(1)(2):
Total expenses (before expense offset)	1.38%	1.40%	1.46%	1.50%	1.50%
Net investment income (loss)	0.56%	0.76%	0.27%	0.31%	(0.04)%
Supplemental Data:
Net assets, end of period, in millions	$534	$815	$1,108	$1,160	$1,169
Portfolio turnover rate	4%	3%	2%	2%	12%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
August 31, 2006	1.42%	0.52%
August 31, 2005	1.41	0.75
August 31, 2004	1.53	0.20
August 31, 2003	1.62	0.19
August 31, 2002	1.57	(0.11)

(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2006	2005	2004	2003	2002
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$12.83	$11.61	$10.60	$9.60	$11.88
Income (loss) from investment operations:
Net investment income‡	0.08	0.10	0.03	0.03	0.00
Net realized and unrealized gain (loss)	0.87	1.20	1.01	0.97	(2.28)
Total income (loss) from investment operations	0.95	1.30	1.04	1.00	(2.28)
Less dividends from net investment income	(0.08)	(0.08)	(0.03)	—	—
Net asset value, end of period	$13.70	$12.83	$11.61	$10.60	$9.60
Total Return†	7.45%	11.18%	9.85%	10.42%	(19.19)%
Ratios to Average Net Assets(1)(2):
Total expenses (before expense offset)	1.34%	1.34%	1.46%	1.49%	1.49%
Net investment income (loss)	0.60%	0.82%	0.27%	0.32%	(0.03)%
Supplemental Data:
Net assets, end of period, in millions	$132	$154	$173	$161	$147
Portfolio turnover rate	4%	3%	2%	2%	12%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
August 31, 2006	1.38%	0.56%
August 31, 2005	1.35	0.81
August 31, 2004	1.53	0.20
August 31, 2003	1.61	0.20
August 31, 2002	1.56	(0.10)

(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2006	2005	2004	2003	2002
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.40	$12.14	$11.06	$10.00	$12.26
Income (loss) from investment operations:
Net investment income‡	0.21	0.23	0.15	0.13	0.11
Net realized and unrealized gain (loss)	0.92	1.24	1.06	1.02	(2.37)
Total income (loss) from investment operations	1.13	1.47	1.21	1.15	(2.26)
Less dividends from net investment income	(0.22)	(0.21)	(0.13)	(0.09)	—
Net asset value, end of period	$14.31	$13.40	$12.14	$11.06	$10.00
Total Return†	8.46%	12.11%	10.97%	11.59%	(18.43)%
Ratios to Average Net Assets(1)(2):
Total expenses (before expense offset)	0.38%	0.40%	0.46%	0.50%	0.50%
Net investment income	1.56%	1.76%	1.27%	1.31%	0.96%
Supplemental Data:
Net assets, end of period, in millions	$99	$188	$198	$180	$136
Portfolio turnover rate	4%	3%	2%	2%	12%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	0.42%	1.52%
August 31, 2005	0.41	1.75
August 31, 2004	0.53	1.20
August 31, 2003	0.62	1.19
August 31, 2002	0.57	0.89

(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the ‘‘Fund’’), including the portfolio of investments, as of August 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 23, 2006

Morgan Stanley S&P 500 Index Fund

Results of Special Shareholder Meeting

On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. The proposals failed to obtain the quorum necessary in order to hold the meeting, and, therefore, the meeting was adjourned until August 23, 2006, to permit further solicitation of proxies. The meeting was held on August 23, 2006 and the voting results with respect to these proposals were as follows:

(1)    Election of Trustees:

	FOR	WITHHOLD	ABSTAIN
Frank L. Bowman	50,247,390	1,470,416	0
Kathleen A. Dennis	50,243,358	1,474,448	0
James F. Higgins	50,246,222	1,471,584	0
Joseph J. Kearns	50,233,082	1,484,724	0
Michael F. Klein	50,229,495	1,488,311	0
W. Allen Reed	50,209,883	1,507,923	0
Fergus Reid	50,207,576	1,510,230	0

(2)    Elimination of certain fundamental investment restrictions:

	FOR	AGAINST	ABSTAIN
Elimination of the fundamental policy restricting the Fund's ability to pledge assets	44,345,137	1,478,285	1,163,578
Elimination of the fundamental policy restricting purchases of securities on margin	44,302,860	1,497,650	1,186,490
Elimination of the fundamental policy prohibiting investments in oil, gas, and other types of minerals or mineral leases	44,546,784	1,232,551	1,207,665
Elimination of the fundamental policy prohibiting investments for purposes of exercising control	44,446,934	1,318,830	1,221,236

(3)    Modify certain fundamental investment restrictions for:

	FOR	AGAINST	ABSTAIN
Modify fundamental policy regarding diversification	44,510,079	1,286,274	1,190,647
Modify fundamental policy regarding borrowing money	44,288,707	1,470,483	1,227,810
Modify fundamental policy regarding loans	44,304,949	1,469,831	1,212,220
Modify fundamental policy regarding investment in commodities, commodity contracts and futures Contracts	44,342,539	1,435,933	1,208,528
Modify fundamental policy regarding issuance of senior securities	44,460,440	1,331,940	1,194,620

Morgan Stanley S&P 500 Index Fund

Results of Special Shareholder Meeting continued

(4)    Reclassify certain fundamental policies as non-fundamental policies:

	FOR	AGAINST	ABSTAIN
Reclassification as non-fundamental the fundamental policy regarding the short sale of securities	44,241,169	1,501,663	1,244,168
Reclassification as non-fundamental the fundamental policy prohibiting or limiting investments in illiquid or restricted securities	44,271,757	1,460,326	1,254,917

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006) formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairman of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairman of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail and Institutional Funds; formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board of the Retail Funds and Institutional Funds (since July 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairman of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail and Institutional Funds. President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	161	Director of GMAC (financial services), GMAC Insurance Holdings and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the Morgan Stanley Capital International Editorial Board; Director of Legg Mason and Director of various investment fund advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) (the ‘‘Retail Funds’’) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of October 2, 2006.

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley S&P 500 Index Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

2006 Federal Tax Notice (unaudited)

During the fiscal year ended August 31, 2006, 100% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 100% of the Fund's ordinary dividends paid during the fiscal year ended August 31, 2006 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act 2003.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

SPIRPT-36007RPT-RA06-00931P-T08/06	MORGAN STANLEY FUNDS
Morgan Stanley S&P 500 Index Fund Annual Report August 31, 2006

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

         (1)    The Fund's Code of Ethics is attached hereto as Exhibit 12 A.

         (2)    Not applicable.

         (3)    Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are
"independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under
applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

                                       2

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2006
                                                            REGISTRANT          COVERED ENTITIES(1)

              AUDIT FEES........................            $ 27,720            N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $    531(2)         $5,328,768 (2)
                        TAX FEES................            $  5,400(3)         $1,640,675 (4)
                        ALL OTHER FEES..........            $ -                 $
              TOTAL NON-AUDIT FEES..............            $  5,931            $6,969,443

              TOTAL.............................            $ 33,651            $6,969,443

           2005
                                                            REGISTRANT          COVERED ENTITIES(1)
              AUDIT FEES........................            $ 27,789            N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $    540(2)         $3,215,745(2)
                        TAX FEES................            $  5,481(3)         $24,000(4)
                        ALL OTHER FEES..........            $ -                   $-
              TOTAL NON-AUDIT FEES..............            $  6,021            $3,239,745

              TOTAL.............................            $ 33,810            $3,239,745

              N/A- Not applicable, as not required by Item 4.

              (1)   Covered Entities include the Adviser (excluding
                    sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
              (2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered
                    Entities' and funds advised by the Adviser or its
                    affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
              (3)   Tax Fees represent tax compliance, tax planning and tax
                    advice services provided in connection with the preparation and review of the Registrant's tax returns.
              (4)   Tax Fees represent tax compliance, tax planning and tax
                    advice services provided in connection with the review of
                    Covered Entities' tax returns.

                                       3

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1.  STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent
Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee
("general pre-approval"); or require the specific pre-approval of the Audit
Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the
Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the
Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent
Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All
Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

------------
(1)      This Audit Committee Audit and Non-Audit Services Pre-Approval Policy
         and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

                                       4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors'
independence.

     2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent
Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit
Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit
Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to
Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

                                       5

not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.
All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered
Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the
Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit
Committee to which pre-approval has been delegated).

     6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the
Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.
Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.
Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8. PROCEDURES

All requests or applications for services to be provided by the Independent
Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be

                                       6

rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit
Committee will be submitted to the Audit Committee by both the Independent
Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's
Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial
Officer or any member of management.

     9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with
Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the
Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

         Morgan Stanley Retail Funds
         ---------------------------
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley & Co. Incorporated
         Morgan Stanley DW Inc.
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited
         Morgan Stanley Investment Management Company
         Van Kampen Asset Management
         Morgan Stanley Services Company, Inc.
         Morgan Stanley Distributors Inc.
         Morgan Stanley Trust FSB

                                       7

         Morgan Stanley Institutional Funds
         ----------------------------------
         Morgan Stanley Investment Management Inc.
         Morgan Stanley Investment Advisors Inc.
         Morgan Stanley Investment Management Limited
         Morgan Stanley Investment Management Private Limited
         Morgan Stanley Asset & Investment Trust Management Co., Limited
         Morgan Stanley Investment Management Company
         Morgan Stanley & Co. Incorporated
         Morgan Stanley Distribution, Inc.
         Morgan Stanley AIP GP LP
         Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May
6, 2003, the audit committee also is required to pre-approve services to Covered
Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit
Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the
Registrant and Covered Entities is compatible with maintaining the auditors'
independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J.
Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

                                       8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is
attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                       9

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley S&P 500 Index Fund

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
October 19, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
October 19, 2006

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 19, 2006

                                       10

                                                                    EXHIBIT 12 A

           CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL
           -----------------------------------------------------------
                                    OFFICERS
                                    --------
            ADOPTED SEPTEMBER 28, 2004, AS AMENDED SEPTEMBER 20, 2005
            ---------------------------------------------------------

I.   This Code of Ethics (the "Code") for the investment companies within the
     Morgan Stanley complex identified in Exhibit A (collectively, "Funds" and each, a "Fund") applies to each Fund's Principal Executive Officer,
     President, Principal Financial Officer and Treasurer (or persons performing similar functions) ("Covered Officers" each of whom are set forth in
     Exhibit B) for the purpose of promoting:

     o    honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

     o    full, fair, accurate, timely and understandable disclosure in reports and documents that a company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Fund;

     o    compliance with applicable laws and governmental rules and regulations;

     o    prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     o    accountability for adherence to the Code.

          Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. Any question about the application of the Code should be referred to the General Counsel or his/her designee (who is set forth in Exhibit C).

II.  COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF
     INTEREST

     OVERVIEW.  A "conflict of interest" occurs when a Covered Officer's private interest interferes, or appears to interfere, with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a
Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

     Certain conflicts of interest arise out of the relationships between
Covered Officers and the Fund and already are subject to conflict of interest provisions in the

                                       11

Investment Company Act of 1940 ("Investment Company Act") and the Investment
Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as
"affiliated persons" (as defined in the Investment Company Act) of the Fund. The
Fund's and its investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions.
This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code, unless or until the General Counsel determines that any violation of such programs and procedures is also a violation of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts may arise from, or as a result of, the contractual relationship between the Fund and its investment adviser of which the Covered
Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for the investment adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Fund and its investment adviser. The participation of the Covered
Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the
Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of
Directors/Trustees ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the
Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

     Each Covered Officer must not:

     o    use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly);

     o    cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; or

     o    use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

                                       12

     Each Covered Officer must, at the time of signing this Code, report to the
General Counsel all affiliations or significant business relationships outside the Morgan Stanley complex and must update the report annually.

     Conflict of interest situations should always be approved by the General
Counsel and communicated to the relevant Fund or Fund's Board. Any activity or relationship that would present such a conflict for a Covered Officer would likely also present a conflict for the Covered Officer if an immediate member of the Covered Officer's family living in the same household engages in such an activity or has such a relationship. Examples of these include:

     o    service or significant business relationships as a director on the board of any public or private company;

     o    accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which the Fund has current or prospective business dealings, not including occasional meals or tickets for theatre or sporting events or other similar entertainment; provided it is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

     o    any ownership interest in, or any consulting or employment relationship with, any of the Fund's service providers, other than its investment adviser, principal underwriter, or any affiliated person thereof; and

     o    a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. DISCLOSURE AND COMPLIANCE

     o    Each Covered Officer should familiarize himself/herself with the disclosure and compliance requirements generally applicable to the
          Funds;

     o    each Covered Officer must not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Directors/Trustees and auditors, or to governmental regulators and self-regulatory organizations;

     o    each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the
          Funds and their investment advisers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds file with, or submit to, the SEC and in other public communications made by the Funds; and

                                       13

     o    it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.  REPORTING AND ACCOUNTABILITY

     Each Covered Officer must:

     o    upon adoption of the Code (thereafter as applicable, upon becoming a
          Covered Officer), affirm in writing to the Boards that he has received, read and understands the Code;

     o    annually thereafter affirm to the Boards that he has complied with the requirements of the Code;

     o    not retaliate against any other Covered Officer, other officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

     o    notify the General Counsel promptly if he/she knows or suspects of any violation of this Code. Failure to do so is itself a violation of this
          Code.

     The General Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any waivers(2) sought by a Covered Officer must be considered by the Board of the relevant Fund or
Funds.

     The Funds will follow these procedures in investigating and enforcing this Code:

     o    the General Counsel will take all appropriate action to investigate any potential violations reported to him;

     o    if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

     o    any matter that the General Counsel believes is a violation will be reported to the relevant Fund's Audit Committee;

     o    if the directors/trustees/managing general partners who are not
          "interested persons" as defined by the Investment Company Act (the
          "Independent Directors/Trustees/Managing General Partners") of the
          relevant Fund concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable

------------
(2)  Item 2 of Form N-CSR defines "waiver" as "the approval by the registrant of a material departure from a provision of the code of ethics."

                                       14

          policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the
          Covered Officer or other appropriate disciplinary actions;

     o    the Independent Directors/Trustees/Managing General Partners of the
          relevant Fund will be responsible for granting waivers of this Code, as appropriate; and

     o    any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.   OTHER POLICIES AND PROCEDURES

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' investment advisers, principal underwriters, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code unless any provision of this Code conflicts with any applicable federal or state law, in which case the requirements of such law will govern. The Funds' and their investment advisers' and principal underwriters' codes of ethics under Rule 17j-1 under the Investment Company Act and Morgan Stanley's Code of Ethics are separate requirements applying to the
Covered Officers and others, and are not part of this Code.

VI.  AMENDMENTS

     Any amendments to this Code, other than amendments to Exhibits A, B or C, must be approved or ratified by a majority vote of the Board of each
Fund, including a majority of Independent Directors/Trustees/Managing General
Partners.

VII. CONFIDENTIALITY

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.
Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Independent Directors/Trustees/Managing
General Partners of the relevant Fund or Funds and their counsel, the relevant
Fund or Funds and their counsel and the relevant investment adviser and its counsel.

                                       15

VIII.  INTERNAL USE

       The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion

I have read and understand the terms of the above Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the above Code.

-------------------------

Date:
     --------------------

                                       16

                                    EXHIBIT A
                                    ---------

                                    FUND LIST

                                       AT
                               SEPTEMBER 30, 2006

RETAIL FUNDS
------------

OPEN-END RETAIL FUNDS

     TAXABLE MONEY MARKET FUNDS
     --------------------------

1.   Active Assets Government Securities Trust ("AA Government")
2.   Active Assets Institutional Government Securities Trust ("AA Institutional
     Government")
3.   Active Assets Institutional Money Trust ("AA Institutional Money")
4.   Active Assets Money Trust ("AA Money")
5.   Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")
6.   Morgan Stanley U.S. Government Money Market Trust ("Government Money")

     TAX-EXEMPT MONEY MARKET FUNDS
     -----------------------------

7.   Active Assets California Tax-Free Trust ("AA California")
8.   Active Assets Tax-Free Trust ("AA Tax-Free")
9.   Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free
     Daily")
10.  Morgan Stanley New York Municipal Money Market Trust ("New York Money")
11.  Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

     EQUITY FUNDS
     ------------
12.  Morgan Stanley Aggressive Equity Fund ("Aggressive Equity")+
13.  Morgan Stanley Allocator Fund ("Allocator Fund")+
14.  Morgan Stanley Capital Opportunities Trust ("Capital Opportunities")+
15.  Morgan Stanley Developing Growth Securities Trust ("Developing Growth")+
16.  Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth")+
17.  Morgan Stanley Equally-Weighted S&P 500 Fund ("Equally-Weighted S&P 500")+
18.  Morgan Stanley European Equity Fund Inc. ("European Equity")+
19.  Morgan Stanley Financial Services Trust ("Financial Services")+
20.  Morgan Stanley Focus Growth Fund ("Focus Growth")+
21.  Morgan Stanley Fundamental Value Fund ("Fundamental Value")+
22.  Morgan Stanley Global Advantage Fund ("Global Advantage")+
23.  Morgan Stanley Global Dividend Growth Securities ("Global Dividend
     Growth")+
24.  Morgan Stanley Global Utilities Fund ("Global Utilities")+

                                       17

25.  Morgan Stanley Growth Fund ("Growth Fund")+
26.  Morgan Stanley Health Sciences Trust ("Health Sciences")+
27.  Morgan Stanley Institutional Strategies Fund ("Institutional Strategies")+
28.  Morgan Stanley International Fund ("International Fund")+
29.  Morgan Stanley International SmallCap Fund ("International SmallCap")+
30.  Morgan Stanley International Value Equity Fund ("International Value")+
31.  Morgan Stanley Japan Fund ("Japan Fund")+
32.  Morgan Stanley Mid-Cap Value Fund (Mid-Cap Value")+
33.  Morgan Stanley Multi-Asset Class Fund ("Multi-Asset Class")+
34.  Morgan Stanley Nasdaq-100 Index Fund ("Nasdaq-100")+
35.  Morgan Stanley Natural Resource Development Securities Inc. ("Natural
     Resource")+
36.  Morgan Stanley Pacific Growth Fund Inc. ("Pacific Growth")+
37.  Morgan Stanley Real Estate Fund ("Real Estate")+
38.  Morgan Stanley Small-Mid Special Value Fund (Small-Mid Special Value")+
39.  Morgan Stanley S&P 500 Index Fund ("S&P500 Index")+
40.  Morgan Stanley Special Growth Fund ("Special Growth")+
41.  Morgan Stanley Special Value Fund ("Special Value")+
42.  Morgan Stanley Technology Fund ("Technology")+
43.  Morgan Stanley Total Market Index Fund ("Total Market Index")+
44.  Morgan Stanley Total Return Trust ("Total Return")+
45.  Morgan Stanley Utilities Fund ("Utilities Fund")+
46.  Morgan Stanley Value Fund ("Value Fund")+

     BALANCED FUNDS
     --------------

47.  Morgan Stanley Balanced Fund ("Balanced")+

     ASSET ALLOCATION FUND
     ---------------------

48.  Morgan Stanley Strategist Fund ("Strategist Fund")+

     TAXABLE FIXED-INCOME FUNDS
     --------------------------

49.  Morgan Stanley Convertible Securities Trust ("Convertible Securities")+
50.  Morgan Stanley Flexible Income Trust ("Flexible Income")+
51.  Morgan Stanley Income Trust ("Income Trust")+
52.  Morgan Stanley High Yield Securities Inc. ("High Yield Securities")+
53.  Morgan Stanley Limited Duration Fund ("Limited Duration Fund")
54.  Morgan Stanley Limited Duration U.S. Treasury Trust ("Limited Duration
     Treasury")
55.  Morgan Stanley Mortgage Securities Trust ("Mortgage Securities")+
56.  Morgan Stanley U.S. Government Securities Trust ("Government Securities")+

     TAX-EXEMPT FIXED-INCOME FUNDS
     -----------------------------

                                       18

57.  Morgan Stanley California Tax-Free Income Fund ("California Tax-Free")+
58.  Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal")
59.  Morgan Stanley New York Tax-Free Income Fund ("New York Tax-Free")+
60.  Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt Securities")+

     SPECIAL PURPOSE FUNDS
     ---------------------

61.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")
     o   Balanced Growth Portfolio
     o   Capital Opportunities Portfolio
     o   Developing Growth Portfolio
     o   Dividend Growth Portfolio
     o   Equally-Weighted S&P 500 Portfolio
     o   Flexible Income Portfolio
     o   Focus Growth Portfolio
     o   Global Equity Portfolio
     o   Growth Portfolio
     o   Money Market Portfolio
     o   Utilities Portfolio

62.  Morgan Stanley Variable Investment Series ("Variable Investment")
     o   Aggressive Equity Portfolio
     o   Dividend Growth Portfolio
     o   Equity Portfolio
     o   European Equity Portfolio
     o   Global Advantage Portfolio
     o   Global Dividend Growth Portfolio
     o   High Yield Portfolio
     o   Income Builder Portfolio
     o   Limited Duration Portfolio
     o   Money Market Portfolio
     o   Income Plus Portfolio
     o   S&P 500 Index Portfolio
     o   Strategist Portfolio
     o   Utilities Portfolio

CLOSED-END RETAIL FUNDS

     TAXABLE FIXED-INCOME CLOSED-END FUNDS
     -------------------------------------

63.  Morgan Stanley Government Income Trust ("Government Income")
64.  Morgan Stanley Income Securities Inc. ("Income Securities")
65.  Morgan Stanley Prime Income Trust ("Prime Income")

                                       19

     TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS
     ----------------------------------------

66.  Morgan Stanley California Insured Municipal Income Trust ("California
     Insured Municipal")
67.  Morgan Stanley California Quality Municipal Securities ("California Quality
     Municipal")
68.  Morgan Stanley Insured California Municipal Securities ("Insured California
     Securities")
69.  Morgan Stanley Insured Municipal Bond Trust ("Insured Municipal Bond")
70.  Morgan Stanley Insured Municipal Income Trust ("Insured Municipal Income")
71.  Morgan Stanley Insured Municipal Securities ("Insured Municipal
     Securities")
72.  Morgan Stanley Insured Municipal Trust ("Insured Municipal Trust")
73.  Morgan Stanley Municipal Income Opportunities Trust ("Municipal
     Opportunities")
74.  Morgan Stanley Municipal Income Opportunities Trust II ("Municipal
     Opportunities II")
75.  Morgan Stanley Municipal Income Opportunities Trust III ("Municipal
     Opportunities III")
76.  Morgan Stanley Municipal Premium Income Trust ("Municipal Premium")
77.  Morgan Stanley New York Quality Municipal Securities ("New York Quality
     Municipal")
78.  Morgan Stanley Quality Municipal Income Trust ("Quality Municipal Income")
79.  Morgan Stanley Quality Municipal Investment Trust ("Quality Municipal
     Investment")
80.  Morgan Stanley Quality Municipal Securities ("Quality Municipal
     Securities")

+   Denotes Retail Multi-Class Fund

                               INSTITUTIONAL FUNDS
                               -------------------

OPEN-END INSTITUTIONAL FUNDS

1.   Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

     Active Portfolios:
            o   Active International Allocation Portfolio
            o   Emerging Markets Portfolio
            o   Emerging Markets Debt Portfolio
            o   Focus Equity Portfolio
            o   Global Franchise Portfolio
            o   Global Real Estate Portfolio
            o   Global Value Equity Portfolio
            o   International Equity Portfolio
            o   International Growth Equity Portfolio
            o   International Magnum Portfolio
            o   International Real Estate Portfolio
            o   International Small Cap Portfolio

                                       20

            o   Large Cap Relative Value Portfolio
            o   Money Market Portfolio
            o   Municipal Money Market Portfolio
            o   Small Company Growth Portfolio
            o   Systematic Active large Cap Core Portfolio
            o   Systematic Active Small Cap Core Portfolio
            o   Systematic Active Small Cap Growth Portfolio
            o   Systematic Active Small Cap Value Portfolio
            o   U.S. Large Cap Growth Portfolio
            o   U.S. Real Estate Portfolio

     Inactive Portfolios*:

            o   China Growth Portfolio
            o   Gold Portfolio
            o   Large Cap Relative Value Portfolio
            o   MicroCap Portfolio
            o   Mortgage-Backed Securities Portfolio
            o   Municipal Bond Portfolio
            o   U.S. Equity Plus Portfolio

2.   Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

     Active Portfolios:

            o   Advisory Portfolio
            o   Advisory Foreign Fixed Income II Portfolio
            o   Advisory Foreign Fixed Income Portfolio
            o   Balanced Portfolio
            o   Core Fixed Income Portfolio
            o   Core Plus Fixed Income Portfolio
            o   Equity Portfolio
            o   Equity Plus Portfolio
            o   High Yield Portfolio
            o   Intermediate Duration Portfolio
            o   International Fixed Income Portfolio
            o   Investment Grade Fixed Income Portfolio
            o   Limited Duration Portfolio
            o   Long Duration Fixed Income Portfolio
            o   Mid-Cap Growth Portfolio
            o   Municipal Portfolio

--------------------
* Have not commenced or have ceased operations

                                       21

            o   U.S. Mid-Cap Value Portfolio
            o   U.S. Small-Cap Value Portfolio
            o   Value Portfolio

     Inactive Portfolios*:

            o   Balanced Plus Portfolio
            o   Growth Portfolio
            o   Investment Grade Credit Advisory Portfolio
            o   Mortgage Advisory Portfolio
            o   New York Municipal Portfolio
            o   Targeted Duration Portfolio
            o   Value II Portfolio

3.   The Universal Institutional Funds, Inc. ("Universal Funds")

     Active Portfolios:

            o   Core Plus Fixed Income Portfolio
            o   Emerging Markets Debt Portfolio
            o   Emerging Markets Equity Portfolio
            o   Equity and Income Portfolio
            o   Equity Growth Portfolio
            o   Global Franchise Portfolio
            o   Global Real Estate Portfolio
            o   Global Value Equity Portfolio
            o   High Yield Portfolio
            o   International Growth Equity Portfolio
            o   International Magnum Portfolio
            o   Mid-Cap Growth Portfolio
            o   Small Company Growth Portfolio
            o   U.S. Mid-Cap Value Portfolio
            o   U.S. Real Estate Portfolio
            o   Value Portfolio

     Inactive Portfolios*:

            o   Balanced Portfolio
            o   Capital Preservation Portfolio
            o   Core Equity Portfolio
            o   International Fixed Income Portfolio
            o   Investment Grade Fixed Income Portfolio
            o   Latin American Portfolio
            o   Multi-Asset Class Portfolio

                                       22

            o   Targeted Duration Portfolio

4.   Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

     Active Portfolios:

            o   Government Portfolio
            o   Money Market Portfolio
            o   Prime Portfolio
            o   Tax-Exempt Portfolio
            o   Treasury Portfolio

     Inactive Portfolios*:

            o   Government Securities Portfolio
            o   Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

5.   Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")
6.   Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")
7.   Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets
     Debt")
8.   Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")
9.   Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity")
10.  Morgan Stanley High Yield Fund, Inc. ("High Yield Fund")
11.  The Latin American Discovery Fund, Inc. ("Latin American Discovery")
12   The Malaysia Fund, Inc. ("Malaysia Fund")
13.  The Thai Fund, Inc. ("Thai Fund")
14.  The Turkish Investment Fund, Inc. ("Turkish Investment")
15.  India Investment Fund ("India Investment")

CLOSED-END FUND OF HEDGE FUNDS

16.  Morgan Stanley Institutional Fund of Hedge Funds ("Fund of Hedge Funds")

                                 IN REGISTRATION
MORGAN STANLEY RETAIL FUNDS
1.   Morgan Stanley American Franchise Fund

FUNDS OF HEDGE FUNDS
1.   Morgan Stanley Absolute Return Fund

-----------------------
* Have not commenced or have ceased operations

                                       23

2.   Morgan Stanley Institutional Fund of Hedge Funds II

                                       24

                                    EXHIBIT B

                               INSTITUTIONAL FUNDS
                                COVERED OFFICERS
                                ----------------

          Ronald E. Robison - President and Principal Executive Officer
            James W. Garrett - Chief Financial Officer and Treasurer

                                  RETAIL FUNDS
                                COVERED OFFICERS
                                ----------------

          Ronald E. Robison - President and Principal Executive Officer
              Francis Smith - Chief Financial Officer and Treasurer

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                                COVERED OFFICERS
                                ----------------

          Ronald E. Robison - President and Principal Executive Officer
            James W. Garrett - Chief Financial Officer and Treasurer

                                       25

                                    EXHIBIT C
                                    ---------

                                 GENERAL COUNSEL
                                 ---------------

                                   Barry Fink

                                       26

                                                                   EXHIBIT 12 B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Ronald E. Robison, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley S&P 500 Index
     Fund;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       27

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: October 19, 2006
                                             /s/ Ronald E. Robison
                                             Ronald E. Robison
                                             Principal Executive Officer

                                       28

                                                                   EXHIBIT 12 B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Francis Smith, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley S&P 500 Index
     Fund;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       29

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date:  October 19, 2006
                                           /s/ Francis Smith
                                           Francis Smith
                                           Principal Financial  Officer

                                       30

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley S&P 500 Index Fund

          In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: October 19, 2006                       /s/ Ronald E. Robison
                                             ---------------------------
                                             Ronald E. Robison
                                             Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley S&P 500 Index Fund and will be retained by Morgan
Stanley S&P 500 Index Fund and furnished to the Securities and Exchange
Commission or its staff upon request.

                                       31

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley S&P 500 Index Fund

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: October 19, 2006                      /s/ Francis Smith
                                            ----------------------
                                            Francis Smith
                                            Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley S&P 500 Index Fund and will be retained by Morgan
Stanley S&P 500 Index Fund and furnished to the Securities and Exchange
Commission or its staff upon request.

                                       32